LEASE AGREEMENT

     THIS LEASE AGREEMENT is made and entered into, in duplicate, this 15th day of May 1997, by and between B.M.S. Management, Inc., a Missouri Corporation, (hereinafter called "Lessor"), whose address is 615 Albemarle, St. Joseph, MO 64501, and Snorkel, a Division of Figgie International, Inc., a Delaware corporation, (hereinafter called Lessee"), whose address is 400 Jules Street, Suite 400, P.O. Box 1160, St. Joseph, MO 64502.

                                   WITNESSETH:

     1. LEASED PREMISES. Lessor hereby leases to Lessee and Lessee rents from Lessor a portion of that real property in Doniphan County, Kansas, commonly known and referred to as the "Pascoe" property, located on Groh Road, Wathena, KS 66090, said leased area containing approximately 54,808 square feet of building space, all as more fully described in Exhibit "A" attached hereto and made a part hereof, together with all of the easements, rights, privileges, and appurtenances thereunto belonging and together with all fixtures of every kind whatsoever now or hereafter owned by the Lessor and used or procured for use in connection with the operation and maintenance of the above referenced leased premises, hereinafter referred to as "Premises".

     2. TERM. The term of this Lease shall be for a

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base period of Five (5) years,  commencing  on July 1, 1997,  and ending on June
30, 2002. Said five (5) year period is hereinafter referred to as "Term".

     3. USE. Lessee agrees that it will use the leased premises for its production and/or storage purposes and for any other lawful purposes, and that it will use said premises in a safe, lawful and reasonable manner, and commit no waste thereon.

     4. RENT. Lessee agrees without demand to pay to Lessor at P.O. Box 458, Elwood, Kansas 66024, or at such place as Lessor may from time to time designate in writing, as rent for the Premises the sum of Eleven Thousand Six Hundred One and 03/100 ($11,601.03) per month, in advance, upon the 1st day of each and every calendar month during the term of this Lease. Lessee to pay, as additional rent, its pro-rata share of Common Area Maintenance Expenses as estimated in Exhibit "B" upon submission by Lessor of invoices reflecting the true and correct amount of said expenses. A late payment penalty equal to five percent (5%) of the monthly rental due shall be paid by Lessee any time a rental payment is not paid on or before five (5) days after the rental due date.

     5. TAXES. Lessee shall be responsible for and pay a pro-rated portion of all real estate taxes relating to the "Pascoe" property and all improvements thereon incidental to the building occupied by LESSEE. In addition

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to the monthly rental payment as hereinabove provided, Lessee shall pay 31.4% of
1/12th of the annual real estate taxes and assessments associated the "Pascoe" property, the same being due and payable on the 1st day of each, and every, month of the lease term. The pro-ration herein provided for shall be made on the basis of the total tax liability for the preceding year. The amount of payment shall be adjusted in January of each year to reflect any changes in the amount of taxes and assessments but shall initially be the sum of Nine Hundred Thirty-Nine Dollars and Sixty-Nine Cents ($939.69) per month based upon the 1996 tax statement, such being the last available tax statement. Any real estate tax increase occasioned by improvements or additions made by Lessee to the Premises shall be paid in full by Lessee and any real estate tax increases occasioned by improvements or additions made by Lessor to any other portion of its property shall be paid in full by Lessor.

     6. ALTERATIONS AND INSTALLATIONS DURING TERM AND REMOVAL OF IMPROVEMENTS BY LESSEE.

        (a) Lessee shall have the right during the term of this Lease to make such interior alterations, changes or improvements in the Premises, as may be proper and necessary for the conduct of Lessee's business and for the full beneficial use of said Premises, provided Lessee shall pay all costs and expenses thereof, shall make such

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alterations, changes and improvements in a good and workmanlike manner and shall comply with all applicable laws and building regulations. Lessee agrees to completely and fully indemnify Lessor against any Mechanic's Lien or other lien or claims in connection with the making of such alterations, changes and improvements.

        (b) The Leasehold improvements, furnishings and trade fixtures, electrical panels, cranes and such other operating equipment installed in the Premises by Lessee and paid for by the Lessee shall remain the property of the Lessee and may be removed by Lessee upon the termination of this Lease, provided that Lessee shall repair any damages caused by the removal of any of such improvements as are affixed to the Premises and require severance.

     7. REPAIRS AND MAINTENANCE.

        (a) Lessee, at its sole cost and expense, shall be responsible for the normal routine maintenance and minor repairs of the plumbing, electrical, and heating systems presently located within the Premises; provided, however, in no event shall Lessee be responsible for any capital or major repairs or replacement of parts instant thereto, this responsibility being assumed by the Lessor. For the purpose of applying this paragraph, any single repair costing over $500.00 for labor and/or material shall be considered major. Additionally, Lessor shall be responsible for all maintenance costs exceeding $1,000.00

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aggregate  for labor and/or  material for any one  mechanical  system or kind of repair in any lease year, regardless of the single repair cost. Lessor covenants to keep the Premises and sidewalks in a clean and orderly condition, free of dirt, rubbish, snow and ice, and Lessee shall pay its pro-rata share of all costs associated therewith as estimated in Exhibit "B" and upon the submission of copies of invoices reflecting the true and correct amount expended therefore.

        (b) Subject to Lessee paying its pro-rated share of those matters addressed in Exhibit "B", Lessor will keep and maintain the parking lot, landscaping, exterior structure, foundation, common areas, floor and roof areas of the Premises in good condition and repair and will make any major repairs to or replace any fixtures such a plumbing, electrical, and heating systems situated in or upon the Premises on the date hereof or any extension.

        (c) Notwithstanding any other terms or condition of this agreement, Lessee specifically agrees to take all necessary and reasonable steps and measures to not subject the balance of Lessor's property to exposure from smoke, fumes, dust and other such substances, and to remain in compliance with "Distribution Center Standards" which standards are attached hereto and made a part hereof by reference.

     8. INSURANCE.

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        (a) Lessee, at its sole cost and expense,  shall maintain General Public
Liability Insurance against claims for injury or wrongful death, occurring upon, in, or about the leased premises in amounts not less than $1,000,000 combined in respect to injury or wrongful death to any person and for all persons in any one accident. Lessee shall deliver to Lessor, upon request, a certificate of insurance to evidence that Lessee has obtained such insurance and that premiums have been paid thereon.

        (b) It is the intention of the parties hereto that the Lessor shall assume the full risk of damages to the Premises and to any and all of its fixtures, equipment or personal property in or upon the Premises, resulting from any of the perils insured against in the Standard Fire and Extended Coverage Insurance Policy or the Standard Sprinkler Leakage Insurance Policy, regardless of cause or origin and that in the event of a loss Lessor shall be entitled to any and all insurance payments made in connection therewith. Lessee shall be responsible for and pay, thirty-one point four percent (31.4%) of the aforementioned insurance premiums. Payment of said premiums shall be pro-rated for the period that the Premises is occupied by Lessee and shall be payable on a quarterly basis. Upon request by LESSEE, LESSOR shall evidence the existence of the aforementioned insurance policies with premiums paid current. Lessee shall be

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totally responsible for any and all insurance premium increases occasioned by or attributable to its use or occupancy of the Premises or its operations and activities thereon. Lessee shall also be totally responsible for any insurance premium increases caused by or attributable to improvements which it has made to the Premises. Lessor shall not be responsible for any loss or damage to Lessee's property or the property of any third party which may be situated upon the Premises and Lessee shall maintain such insurance coverage as it deems necessary and appropriate to cover possible damage to or loss of said property. Further, LESSEE shall not be responsible for increases in insurance premiums occasioned by LESSOR or other occupants of LESSOR'S property.

     9. UTILITIES. Lessee shall pay for all utilities and services used or consumed by Lessee upon the Premises and shall pay any charges made for the installation of new or additional connections or modifications in such services made during the term hereof or made in order to meter the utilities used by Lessee, or made in order to meter the utilities used/consumed by Lessee.

     10. SIGNS. Lessee may place signs on the Premises advertising Lessee's business or products; said sign(s) shall not interfere with Lessor' s existing signage. Lessee agrees to remove such sign(s) upon termination of

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this Lease or any extension  thereof,  and to repair own expense,  any damage to the Premises caused removal and if the sign (s) be painted on a wall or surface, to restore that wall or surface to its former condition. Lessee agrees to obtain from Lessor written consent to display specific signage as may be required, provided, however, that such consent shall not be unreasonably withheld or delayed.

     11. ASSIGNMENT AND SUBLETTING. Lessee agrees that without the prior written consent of the Lessor, Lessee will not assign, sublet, or mortgage this lease or any right or interest therein, provided, however, that such consent shall not be unreasonably withheld or delayed and provided further that in any event the Lessee shall have the right to sublet to any subsidiary corporation of Lessee, or to any corporation which shall be the result of a merger, consolidation, or reorganization with Lessee.

     12. LESSOR'S RIGHT TO ENTER PREMISES. Lessee agrees to permit Lessor and any authorized representative of the Lessor to enter the Premises at all reasonable times during usual business hours or at any other time in case of emergency, for the purpose of inspecting the same or for any other reasonable purpose, including such maintenance and repair which are the obligation of the Lessor under this Lease.

     13. DAMAGE OR DESTRUCTION OF PREMISES. Lessor

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and Lessee agree that if, at any time during the continuance of this lease,  the
Premises shall be destroyed, be damaged, or be in any condition so as to be unfit for occupancy by LESSEE for LESSEE'S purposes (all hereinafter called "Injury"), and such injury could reasonably be repaired within sixty (60) days from the happening of such injury, then Lessee shall not be entitled to surrender possession of the Premises; but in case of any such injury, Lessor shall repair the Premises with all reasonable speed and shall complete such repairs within sixty (60) days from the happening of such injury, and if not completed within said sixty (60) days, Lessee shall have the option to terminate this Lease immediately; and, if Lessee shall have been deprived of the occupancy of any portion of the Premises during the aforementioned repair period, the rent for the period of the repairs shall be abated. If the Premises be so injured that such injury could not reasonably be repaired within sixty (60) days from the happening of such injury, this Lease shall be considered terminated as of the date of the happening of such injury or LESSEE may advise LESSOR that it elects to extend the period for such repairs for an additional one hundred twenty (120) days. In the event of such extension of the repair period, the rent for such period shall be abated.

     14. EMINENT DOMAIN. If, during the term of this Lease or any extension thereof, proceedings shall be

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instituted  under  the  power  of  Eminent  Domain  which  shall  result  in the termination of this Lease or action for possession, this Lease shall be void and this Lease shall cease and. terminate; and if Lessee shall thereafter continue in possession of the Premise or any part thereof, it shall be a lease from month-to-month and for no longer term anything in this instrument to the contrary notwithstanding; and the whole of any award payable by reason of any condemnation proceedings shall be the sole property of and be payable to the Lessor . The Lessee shall be entitled to seek its separate award for loss of business and for removing and relocation of trade fixtures and machinery and shall be entitled to the whole of any such reward.

     15. NO IMPLIED WAIVER BY LESSOR OR LESSEE. No waiver of any of the terms, covenants, provisions, conditions, rules and regulations required by this Lease, and no waiver of any legal or equitable relief or remedy shall be implied by the failure of Lessor or Lessee to assert any rights, or to declare any forfeiture, and no waiver of any of said terms, provisions, covenants, rules and regulations shall exist unless such be in writing signed by the Lessor or the Lessee.

     16. VACATION OF PREMISES. Lessee shall deliver up and surrender to Lessor possession of the Premises upon the termination of this lease in as good

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condition  and  repair  as the same  shall be at the  commencement  of said term except  for wear,  tear,  and  decay;  destruction  or  damage by the  elements,
lightning,   earthquake,  acts  of  God,  invasion,  insurrection,  riot,  civil commotion,  military or usurped power, eminent domain, or other perils set forth
in  this  Lease;  and  except  for  Lessor's   responsibility  for  repairs  and
maintenance as set forth in Paragraph 7 of this lease. Upon the termination of this lease and vacation of the Premises Lessee shall employ all reasonable efforts to restore the Premises to "Distribution Center Standards" which Standards are attached hereto and made a part hereof by reference.

     17. HOLDING OVER. If, at the expiration of the Term, Lessee continues to occupy the Premises, such holding over shall not constitute a renewal of this lease, but Lessee shall be a tenant from month-to-month.

     18. ENVIRONMENTAL MATTERS. Lessee shall conduct its operations in compliance with all federal, state and local laws and regulations regarding hazardous, dangerous or toxic materials or substances. Lessee shall be responsible  for  cleaning  up or  otherwise  properly  rectifying  any  and all environmental hazards or problems which it, its employees, its agents, contractors, sub-contractors, licensees, or invitees may intentionally or unintentionally create upon the Premises or upon any other portion of Lessor's property during the Term, and

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shall fully indemnify Lessor with respect to any costs,  expenses,  penalties or liabilities which Lessor may be subject to as a result thereof. A Phase I environmental audit dated October 14, 1994 was conducted by Environmental Audit Co., of Topeka, Kansas with respect to the "Pascoe" property and LESSOR represents that no visual indications or records were found to suggest mismanagement of chemicals or hazardous waste materials at this site. In the event Lessor reasonably believes that any activity engaged in by Lessee, its agents or invitees may have created an environmental problem upon its property exposing LESSOR to the possibility of fines or penalties by local, State or Federal governments Lessor shall, prior to the termination of this lease or any
renewal   thereof,   have  the  right  to  demand  that  LESSEE  cause   another
environmental audit be conducted by a qualified firm mutually agreed upon by the parties hereto. The expense/cost of said audit shall be borne by Lessee should the audit indicate an environmental problem or condition was created or caused by Lessee, and shall be borne by LESSOR in the event the audit indicates that no environmental problems or condition was caused by LESSEE.

     19.  REMEDIES  ON  DEFAULT.  If Lessee at any time  during the term of this
Lease:

        (a) Shall default in the observance or performance of any of Lessee's obligations hereunder,

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including the obligation to pay rent, and such default shall not have been cured within twenty (20) days after Lessor shall have given to Lessee written notice specifying such default, provided, however, that if the default complained of shall be of such nature that the same cannot be completely remedied or cured within such twenty (20) day period, then such default shall not be an enforceable default against Lessee for the purposes of this paragraph if Lessee shall have commenced to remedy the default complained of during such twenty (20) day period and shall proceed with reasonable diligence and in good faith therewith; or

        (b) Shall finally and without  further  possibility of appeal or review,
(i) be adjudicated bankrupt or insolvent, or (ii) have a receiver or trustee appointed for all or substantially all of its business or assets on the ground of Lessee' s insolvency, or (iii) suffer an order to be entered approving a petition filed by or against Lessee seeking reorganization of Lessee under the Federal Bankruptcy Laws, or any other applicable law or statute of the United States or any state thereof; or

        (c) Shall make an assignment for the benefit of its creditors or file a voluntary petition in bankruptcy, then in any such event; Lessor may, at its option, terminate this Lease and re-enter Premises and remove all persons and property therefrom using such forces as may be

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reasonably  necessary.  In the event of such  re-entry  by  reason  of  Lessee's default, the Lessor shall re-rent the Premises for such rent, for such term and upon such other terms and provisions as Lessor may in good faith obtain; and if this Lease has not been terminated in the above manner, the Lessee shall not be released from its obligations for rent during the term hereof, provided, however, that any surplus of funds received by the Lessor after such re-renting which exceeds the rental to be paid by the Lessee hereunder shall be retained by the Lessor.

     20. NOTICES. Any notices or consent required to be given by or on behalf of either party upon the other shall be in writing and shall be given by Certified Mail addressed to the Lessor at such place last designated for the payment of rent, and to the Lessees at the address shown above or at such other address or addresses as may be specified from time to time, in writing, to the other party.

     21. SEVERABILITY. Each covenant, agreement, or condition of this Lease shall be valid and enforceable to the fullest extent permitted by law. If any portion of this Lease or the application thereof in any circumstances shall to any extent be invalid or unenforceable, the remainder of this lease or the application of such portion to circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby.

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     22. QUIET  ENJOYMENT.  Lessor  hereby  covenants  and agrees that it is the owner in fee simple of the Premises, and that if Lessee shall perform all of the covenants and agreements herein stipulated to be performed on Lessee's part, Lessee shall at all times during the continuance hereof have the peaceable and quiet enjoyment and possession of the Premises without any manner of let or hindrance from Lessor or any person or persons lawfully claiming the Premises, except in the event of the taking of the Premises by public or quasi-public authority, as provided for in Paragraph 16 hereinabove. Lessor shall have the right, at any time or from time to time during the continuance of this Lease, to mortgage or refinance a mortgage on the Premises or any part thereof, the lien of which may, at the option of the Lessor, be prior to any interest of the Lessee hereunder; but such encumbrance shall be subject to an limited by the following express condition:

        (a) The mortgage, trust deed, or other instruments creating such encumbrance or a separate instrument establishing a binding obligation on the lienor shall contain provisions under the terms of which the existence of this Lease shall be recognized and shall provide the terms, covenants and conditions in this Lease contained on its part to be kept and performed, neither the holder of such encumbrance nor any holder or owner of the

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indebtedness  secured  thereby,  nor any other  person  shall  have any power to impair, modify, abrogate, or adversely affect the rights of the Lessee under this lease or any renewal thereof.

     23. SUCCESSORS AND ASSIGNS. The terms, covenants and conditions contained in this lease shall bind and inure to the benefit of Lessor and Lessee and, except as otherwise provided herein, their legal representatives, successors, distributees and permitted assigns.

     24. CHOICE OF LAW. This lease shall be governed and construed in accordance with the laws of the State of Kansas.

     25. INDEMNIFICATION.

        (a) Lessor hereby agrees to indemnify, hold harmless, and defend Lessee of and from any and all liability, damage, costs, and charges which may be imposed upon, incurred by, or asserted against Lessee by reason of any of the following occurrences: (i) any breach of the covenants or obligations of the agreement; (ii) any act, whether proper or improper, of Lessor; (iii) any negligence on the part of Lessor or its employees, agents, contractors, subcontractors, licenses or invitees; or (iv) any personal injury or property damage occurring on or about the Premises as a result of Lessor's failure and/or violations of any applicable statutes, laws or ordinances; (v) any claims or demands asserted that may arise out of

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local  state or federal  laws,  rules or  regulations  concerning  environmental matters that may have occurred prior to commencement of the term.

        (b) Lessee hereby agrees to indemnify, hold harmless, and defend Lessor of and from any and all liability, damage, costs, and charges which may be imposed upon, incurred by, or asserted against Lessor by reason of any of the following occurrences: (i) any breach of the covenants or obligations of this Lease; (ii) any act, whether proper or improper, of Lessee; (iii) any negligence on the part of Lessee or its employees, agents, contractors, subcontractors, licenses or invitees; or (iv) any personal injury or property damage occurring on or about the Premises as a result of Lessee's failure and/or violations of any applicable statutes, laws or ordinances.

     IN WITNESS WHEREOF, the parties hereto have signed this Lease as of the day and year first above written.

                                        B.M.S. Management, Inc.


                                        By: /s/ Daniel E. Means
                                            ------------------------------------
                                            Snorkel, a Division of
                                            Figgie International Inc.


                                        By: /s/ Richard A. Solon
                                            ------------------------------------
                                            Richard Solon, President


STATE OF KANSAS, COUNTY OF DONIPHAN, SS:

     The above and foregoing instrument was executed

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and  acknowledged  for and on  behalf of B.M.S.  Management,  Inc.  by Daniel E.
Means, Vice President/Secretary and was executed and acknowledged for and on behalf of Snorkel, a division of Figgie International Inc. by Richard Solon, President of Snorkel.


                                        /s/ Jackie A. Wyatt
                                        ----------------------------------------
                                        Notary Public

My Appointment Expires:  8/6/97
                         ------------------